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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 3, 2003


                             ON-SITE SOURCING, INC.
               (Exact name of registrant as specified in charter)


          Delaware                       0-20947                 54-1648470
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


                             832 North Henry Street
                           Alexandria, Virginia 22314
              (Address of Principal Executive Offices and Zip Code)



                                 (703) 276-1123
              (Registrant's telephone Number, including area code)



                                 Not applicable
          (Former name or former address, if changed since last report)



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ITEM 5.  Other Events and Regulation FD Disclosure

     On October 28, 2003, On-Site Sourcing Inc. ("On-Site Sourcing") signed a letter of intent with Docuforce, LLC, a privately held company, to be acquired in a cash transaction valued at approximately $16 Million.

     Under the terms of the proposed transaction, stockholders of On-Site Sourcing will receive $2.75 per share, subject to dollar-for-dollar adjustment based on changes in total stockholders equity from September 30, 2003 to the closing of the transaction. In addition, the transaction is subject to due diligence and financial review by Docuforce, approval by On-Site Sourcing's stockholders and Docuforce's principals, negotiation and execution of definitive merger agreement and certain other customary conditions including certain key executives entering into employment agreements with the acquirer. Included in the transaction is a $350,000 break fee if On-Site Sourcing decides to end its 60-day exclusivity period with Docuforce LLC. The transaction is expected to close on or before February 28, 2004. Given the non-binding nature of the letter of intent to sell the company on the terms summarized herein and in the press release, there can be no assurance that the proposed transaction will be consummated on such terms, or at all. Security holders are urged to carefully read the proxy statement regarding the proposed transactions when it becomes available, because it will contain important information.

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS
This Form 8-K contains "forward-looking statements" within the meaning of the federal securities laws. Forward looking statements are statements regarding events or developments that On-Site Sourcing expects or anticipates will occur in the future, such as statements about the proposed transaction to sell On-Site Sourcing and the terms of such transaction. We have based these forward-looking statements on management's current expectations, estimates and projections and they are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. The following are examples of such risks, uncertainties and assumptions: the approval of the transaction by On-Site Sourcing's shareholders; the satisfaction of closing conditions and due diligence, changes in market conditions and the actions of competitors.



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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ON-SITE SOURCING, INC.

                                   By:  /s/ Jason Parikh
                                        -------------------------------------
                                 Name:  Jason Parikh
                                 Title: Chief Financial Officer and Secretary


Dated:   November 3, 2003